Investments - Schedule of Investments (Detail) - USD ($) $ in Millions		Dec. 31, 2020	Dec. 31, 2019
Equity Method Private Equity and Other Investments [Abstract]
Equity method investments	[1]	$ 677	$ 1,107
Private equity investments	[2]	267	95
Other		3	8
Investments		$ 947	$ 1,210

[1]	The ownership percentages and carrying values of the Company’s principal equity method investments at December 31 were as follows [in millions, except percentages]: 2020 2019 Litens Automotive Partnership [i] 76.7% $ 273 $ 212 Getrag (Jiangxi) Transmission Co., Ltd [ii] 66.7% $ — $ 540 Getrag Ford Transmission GmbH [iii] 50.0% $ 122 $ 100 Hubei HAPM MAGNA Seating Systems Co., Ltd. 49.9% $ 121 $ 113 [i] The Company accounts for its investments under the equity method of accounting as a result of significant participating rights that prevent control. [ii] The Company’s 66.7% ownership of GJT is held by Getrag Asia Pacific GmbH & Co. KG [“GAP”] a subsidiary owned 50% by the Company and 50% by GFT. During 2020, the governing documents related to GJT were revised to extend the term of the venture and provide the Company with a controlling financial interest. As a result, the Company began consolidating GJT on December 29, 2020, the effective date of the new agreement [note 5]. [iii] On December 22, 2020, the Company entered into multiple agreements with Ford to operate certain businesses within GFT under separate ownership. The Company will acquire GFT’s interest in GJT, a facility in Europe and net cash of approximately $160 million [EUR 140 million]. The transaction closed on March 1, 2021 and is subject to working capital adjustments as well as customary closing conditions. The Company does not expect the transaction to have a material impact on its financial position or results of operations.
[2]	Cumulative unrealized gains on equity securities still held at the reporting date was $65 million and $31 million as at December 31, 2020 and 2019, respectively.